                                                                    Exhibit 4.1

                               NETCREATIONS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

50,000 Shares of Common Stock Authorized               Par Value $.01 per share
                                                    CUSIP
THIS CERTIFIES THAT



is the registered holder of

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile signature of its duly authorized officers, and the facsimile seal of the corporation hereunto official.

Dated



--------------------------------          -------------------------------------
Secretary                                 President and Chief Executive Officer

                         AUTHORIZED SIGNATURES

COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)

TRANSFER AGENT AND REGISTRAR

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUEST A STATEMENT OF POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common                    UNIF GIFT MIN ACT --                  Custodian
TEN ENT  --  as tenants by the entities                                   ----------------           ------------------
IT TEN   --  as joint tenant with right of                                    (CUST)                       (MINOR)
             survivorship and not as tenants                              under Uniform Gifts to Minors
             in common                                                    Act
                                                                            -------------------------
                                                                                   (GIFT)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
/                             /
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY AND IRREVOCABLY CONSTITUTE AND APPOINT
                       --------------------------------------------------------

-------------------------------------------------------------------------------

ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,
      --------------------------

                                       ----------------------------------------

        IN PRESENCE OF

---------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.